As filed with the Securities and Exchange Commission on December 17, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: April 30

Date of reporting period: July 1, 2013 – October 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

MONONGAHELA ALL CAP VALUE FUND

Semi-Annual Report
October 31, 2013
(Unaudited)

MONONGAHELA ALL CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2013

Dear Shareholder,

We would like to take this opportunity to welcome you to the Monongahela All Cap Value Fund (the “Fund”) through our first semi-annual review.  We are pleased that you have chosen to invest with us, and look forward to many years of continued interaction.

Our Fund’s inception date was July 1st, 2013. The Fund reported a solid opening with the NAV as of October 31st increasing 9.10% since inception as compared to the 9.48% increase in the S&P 500 Index®, our benchmark index.1

Starting a new mutual fund in a Bull market is a bit like merging onto a congested interstate highway at rush hour.  Ideally one would hope to ease into the traffic flow at a steady pace and then accelerate smoothly into the main artery, thus catching up with the traffic pattern. Our Fund opened on July 1st of this year with an experience more like merging into the Daytona 500 at mile 325.  The markets started the second half of the year with a rush:  the S&P 500 surged 4.51% in July.

Successful investors share a number of characteristics, one of the more important of which is the ability to focus on the task at hand and filter out distractions.  Everything that is not essential to evaluating an investment we define as “Noise”.  The “Noise de Jour” as we write is the debate over the Affordable Care Act.  Earlier this year the “Noise” was the Washington gridlock, before that, Syria; before that, Egypt; before that, the Sequester; before that, the election; before that, Y2K ad infinitum.  The point is that there will always be some distraction or noise that competes for our attention.

Albert Einstein, whose name is synonymous with genius, was famous for his ability to set aside distractions and focus on the problem at hand.  A gifted scientist but a notoriously poor sailor, Einstein would spend hours sailing, or drifting as some would say, while absorbed in thought.  During the summer of 1939, Einstein took up residence in Nassau Point on Long Island, specifically to enjoy the sailing.  Interviews with locals at the time revealed that Einstein had to be rescued more than once that summer.  His explanation was “In a sailboat I become oblivious to everything else in the world.”  Being oblivious to distractions is critical if one is to be successful in discerning the true value of a potential investment.

Sir John Templeton noted “It is impossible to produce superior performance unless you do something different from the majority.”  From our perch in Cranberry Woods, we have been able to ignore the Noise du Jour and search for value.

Interestingly, despite the distractions surrounding healthcare, we found two compelling values in the health care sector. We are intrigued by Hanger Inc., a leading provider of orthotics (essentially external braces) and prosthetics with a fascinating history.  James Edward Hanger was an eighteen year old Confederate soldier when he became the first casualty of the first ground battle of the Civil War in Philippi, Virginia: unfortunately he was also the first amputee. When he returned home after surviving battlefield surgery, he retreated to his room.  His family thought that he was depressed.  When James emerged several months later, having carved the first double jointed, articulated artificial limb, it was clear that he was not depressed, but focused on achieving a solution to a very personal challenge.

From that humble beginning, Hanger has grown into a billion dollar sales organization with what we believe to be excellent growth prospects, strong management, and a diversified product line that will serve our aging population.  In

1 Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 392-9331. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is estimated to be 1.29%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse certain expenses to limit total operating expenses to 0.85% (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses), which is in effect until September 1, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 1.00% redemption fee.

MONONGAHELA ALL CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2013

addition to providing orthotic and prosthetic (O&P) patient care services, Hanger distributes orthotic and prosthetic devices and components, manages O&P networks and provides therapeutic care to the post-acute market.  The company operates in excess of 740 O&P patient care clinics in 45 states. The O&P patient care clinic is characterized by stable, recurring revenues derived from a combination of new patients as well as the need for periodic replacement and modification of orthotic and prosthetic devices.  Demographics of an aging population and increased incidence of chronic diseases like diabetes provide a compelling growth opportunity for Hanger.

Mako Surgical, another member of the healthcare sector, is a medical device company that develops and markets robotic orthopedic systems for knee and hip surgery procedures.  Their surgical instruments and products help orthopedic surgeons to consistently and precisely treat specific osteoarthritic disease.  A relatively young company, Mako was founded in 2004.  Early technical reviews were very positive and physicians performed the first “Makoplasty” in 2006.  Although the company was losing money, procedures performed were increasing rapidly with over 8,500 procedures by June of 2011.  Our interest was piqued as our profit and cash flow projections began to accelerate in 2013.  We thought that we had found an investment that would be in the portfolio for a long time.  As luck would have it, Stryker, a much larger medical device company saw the value and shortly after our purchase decided to pay a hefty premium and buy out Mako.   We have closed out this position with a gain of approximately 125%.

Again, thank you for joining us and in the words of Rick Blaine, proprietor Rick’s Café Americain,

“Louie, I think this is the beginning of a beautiful friendship.”   Casablanca

Mark Rodgers               Michael C. Rodgers
Co-Manager                     Co-Manager

IMPORTANT RISKS AND DISCLOSURES:
Mutual fund investing involves risk, including possible loss of principal. A value investing strategy involves the risk that undervalued securities may not appreciate as anticipated or will remain undervalued for long periods of time. Securities of micro-, small- and mid-capitalization companies may be more volatile and less liquid than those of large-cap companies due to limited resources or product lines and greater sensitivity to adverse economic conditions.

The views in this report were those of the Fund managers as of October 31, 2013 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

MONONGAHELA ALL CAP VALUE FUND
PERFORMANCE CHART AND ANALYSIS
OCTOBER 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Monongahela All Cap Value Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index (the “S&P 500”), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 392-9331. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is estimated to be 1.29%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse certain expenses to limit total operating expenses to 0.85% (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses), which is in effect until September 1, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MONONGAHELA ALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2013

AFA
Shares	Security Description	Value

Common Stock – 83.2%
Communications – 4.6%
1,300	Verizon Communications, Inc.	$65,663

Consumer Discretionary – 5.4%
500	Coach, Inc.	25,340
1,000	Darden Restaurants, Inc.	51,530
		76,870
Consumer Staples – 7.6%
700	Alico, Inc.	27,972
1,500	ConAgra Foods, Inc.	47,715
700	Dr. Pepper Snapple Group, Inc.	33,145
		108,832
Energy – 8.6%
600	Apache Corp.	53,280
1,250	Patterson-UTI Energy, Inc.	30,325
3,200	Talisman Energy, Inc.	39,936
		123,541
Financials – 8.2%
5,500	Aegon NV, ADR	43,780
671	Allegheny Valley Bancorp	27,763
4,000	Susquehanna Bancshares, Inc.	47,140
		118,683
Health Care – 17.8%
700	Edwards Lifesciences Corp. (a)	45,633
1,000	Eli Lilly & Co.	49,820
1,500	Hanger, Inc. (a)	55,050
2,000	MAKO Surgical Corp. (a)	59,620
500	Teleflex, Inc.	46,090
		256,213
Industrials – 9.6%
1,000	CH Robinson Worldwide, Inc.	59,740
1,500	II-VI, Inc. (a)	25,590
700	Lindsay Corp.	53,207
		138,537
Materials – 8.0%
1,750	Allegheny Technologies, Inc.	57,925
1,250	The Mosaic Co.	57,312
		115,237
Technology – 13.4%
1,700	Blucora, Inc. (a)	40,171
2,500	Corning, Inc.	42,725
1,000	eBay, Inc. (a)	52,710
300	Harris Corp.	18,588
15,000	Schmitt Industries, Inc. (a)	38,100
		192,294
Total Common Stock (Cost $1,103,973)		1,195,870

Money Market Fund – 16.7%
240,178	Dreyfus Treasury Prime Cash Management, 0.00% (b) (Cost $240,178)	240,178
Total Investments – 99.9% (Cost $1,344,151)*		$1,436,048
Other Assets & Liabilities, Net – 0.1%		2,073
Net Assets – 100.0%		$1,438,121

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of October 31, 2013.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$105,454
Gross Unrealized Depreciation	(13,557)
Net Unrealized Appreciation	$91,897

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$1,195,870
Level 2 - Other Significant Observable Inputs	240,178
Level 3 - Significant Unobservable Inputs	-
Total	$1,436,048

The Level 1 value displayed in this table is Common Stock.  The Level 2 value displayed in this table is a Money Market Fund. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

AFA

PORTFOLIO HOLDINGS
% of Total Investments
Communications	4.6%
Consumer Discretionary	5.4%
Consumer Staples	7.6%
Energy	8.6%
Financials	8.3%
Health Care	17.8%
Industrials	9.6%
Materials	8.0%
Technology	13.4%
Money Market Fund	16.7%
100.0%

AFA

See Notes to Financial Statements.                                         4

MONONGAHELA ALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2013

ASSETS
Total investments, at value (Cost $1,344,151)	$1,436,048
Receivables:
Dividends	2,064
Prepaid expenses	932
Deferred offering costs	21,264
Total Assets	1,460,308

LIABILITIES
Accrued Liabilities:
Investment adviser fees	3,958
Fund services fees	6,490
Other expenses	11,739
Total Liabilities	22,187

NET ASSETS	$1,438,121

COMPONENTS OF NET ASSETS
Paid-in capital	$1,323,826
Undistributed net investment income	1,253
Accumulated net realized gain	21,145
Net unrealized appreciation	91,897
NET ASSETS	$1,438,121
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	131,792
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$10.91

* Shares redeemed or exchanged within 60 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.                                         5

MONONGAHELA ALL CAP VALUE FUND
STATEMENT OF OPERATIONS
PERIOD ENDED OCTOBER 31, 2013*

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $59)	$4,775
Total Investment Income	4,775
Adviser
EXPENSES
Investment adviser fees	3,109
Fund services fees	54,342
Custodian fees	3,105
Registration fees	219
Professional fees	8,301
Trustees' fees and expenses	16
Offering costs	2,836
Miscellaneous expenses	4,513
Total Expenses	76,441
Fees waived and expenses reimbursed	(72,919)
Net Expenses	3,522

NET INVESTMENT INCOME	1,253

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	21,145
Net change in unrealized appreciation (depreciation) on investments	91,897
NET REALIZED AND UNREALIZED GAIN	113,042
INCREASE IN NET ASSETS FROM OPERATIONS	$114,295

* Commencement of operations was July 1, 2013.

See Notes to Financial Statements.                                         6

MONONGAHELA ALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

July 1, 2013* through October 31, 2013
OPERATIONS
Net investment income	$1,253
Net realized gain	21,145
Net change in unrealized appreciation (depreciation)	91,897
Increase in Net Assets Resulting from Operations	114,295

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,323,826
Increase in Net Assets	1,438,121

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$1,438,121

SHARE TRANSACTIONS
Sale of shares	131,792

(a) Undistributed net investment income.	$1,253
* Commencement of operations.

See Notes to Financial Statements.                                         7

MONONGAHELA ALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	July 1, 2013 (a) through October 31, 2013
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.01
Net realized and unrealized gain	0.90
Total from Investment Operations	0.91
NET ASSET VALUE, End of Period	$10.91
TOTAL RETURN	9.10	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,438
Ratios to Average Net Assets:
Net investment income	0.30	%(d)
Net expense	0.85	%(d)
Gross expense (e)	18.44	%(d)
PORTFOLIO TURNOVER RATE	18	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                         8

MONONGAHELA ALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2013

Note 1. Organization

The Monongahela All Cap Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on July 1, 2013. The Fund seeks total return through long-term capital appreciation and income.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

MONONGAHELA ALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2013

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of October 31, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Offering Costs – Offering costs for the Fund of $24,100 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

Note 3. Fees and Expenses

Investment Adviser – Monongahela Capital Management (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their

MONONGAHELA ALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2013

affiliates. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses through September 1, 2016, to limit annual operating expenses to 0.85% (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses). Other Fund service providers have voluntarily agreed to waive a portfion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended October 31, 2013, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$3,109	$41,706	$28,104	$72,919

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended October 31, 2013, were $1,219,506 and $136,678, respectively.

Note 6. Recent Accounting Pronouncements

Management has evaluated Financial Accounting Standards Board's Accounting Standards Update (“ASU”) No. 2011-11 and ASU No. 2013- 01 regarding offsetting assets and liabilities disclosure, and determined the updates did not have an impact on the reporting of financial statement disclosures.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

MONONGAHELA ALL CAP VALUE FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2013

Investment Advisory Agreement Approval

At the March 22, 2013 Board meeting, the Board, including the Independent Trustees, considered the initial approval of the investment advisory agreement pertaining to the Monongahela All Cap Value Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board had requested and reviewed written responses from the Adviser to a due diligence questionnaire, circulated on their behalf. They had also discussed the materials with Independent Trustee counsel and, as necessary, with the Fund’s administrator, Atlantic Fund Services (“Atlantic”). During its deliberations, the Board received an oral presentation from the Adviser and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and the total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from a senior representative of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions.

The Board considered the adequacy of the Adviser’s resources and quality of services to be provided by the Adviser under the Advisory Agreement. The Board noted the Adviser’s representation that the firm is financially stable and had the operational capability needed to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered that profits to be realized by the Adviser will be a function of the future growth of assets in the Fund. As a result, the Board concluded that the costs of the services to be provided and profits to be realized by the Adviser were not deemed a material factor in approving the Advisory Agreement.

Performance

Recognizing that that the Fund is new and has no performance history, the Board did not consider the performance history of the Fund. Instead, the Board considered the performance history of six separate accounts similarly managed by the Adviser. The Board noted that each account's cumulative returns for the 5 year period ended December 31, 2012, outperformed the S&P 500 Total Return Index. Based on the foregoing, the Board concluded that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

MONONGAHELA ALL CAP VALUE FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2013

Compensation

The Board considered the Adviser’s proposed compensation for providing advisory services to the Fund and analyzed comparative information on advisory fees and total expenses. The Board noted that the Adviser’s proposed contractual advisory fee of 0.75% of average daily net assets was lower than the median contractual advisory fees for the Fund’s Lipper Inc. peer group. The Board also considered the Fund’s total expense ratio, noting that the Fund’s proposed net expense ratio of 0.85% of average daily net assets was lower than the median of the Fund’s Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee to be charged to the Fund was reasonable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. The Board considered that the Fund had not yet commenced operations and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement and that the Board will consider the extent to which economies of scale would be realized for the benefit of Fund shareholders at a later date, when the Fund has increased its assets.

Other Benefits

The Board noted the Adviser’s representation that it does not expect to benefit in a material way from its relationship with the Fund other than the contractual advisory fee, the benefit of increased exposure to the public and potentially providing additional investment options for its current clients. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (855) 392-9331 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 392-9331 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2)

MONONGAHELA ALL CAP VALUE FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2013

ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013, through October 31, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2013	October 31, 2013	Period*	Ratio*
Actual	$1,000.00	$1,091.00	$2.97	0.85%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.92	$4.33	0.85%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period (except for the Fund’s actual return information which reflects the 122-day period between July 1, 2013, the commencement date for the Fund, through October 31, 2013).

MONONGAHELA ALL CAP VALUE FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(855) 392-9331 (toll free)
mcmvalue.ta@atlanticfundservices.com

www.Moncapfund.com

INVESTMENT ADVISER
Monongahela Capital Management
800 Cranberry Woods, Suite 200
Cranberry Township, PA  16066

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

211-SAR-1013

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date       12/17/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Stacey E. Hong
        Stacey E. Hong, Principal Executive Officer

Date       12/17/13

By           /s/ Karen Shaw
        Karen Shaw, Principal Financial Officer

Date       12/17/13